UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2010

HATTERAS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-34030	26-1141886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Oakwood Drive

Suite 340

Winston Salem, North Carolina 27103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 760-9331

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 annual meeting of shareholders held on May 5, 2010 (the “Annual Meeting”), the shareholders of Hatteras Financial Corp. (the “Company”) approved the 2010 Equity Incentive Plan (the “Plan”), under which the Company may issue equity-based awards to officers, employees, directors and any other individuals providing services to or for the Company, the Company’s manager, Atlantic Capital Advisors LLC, or any of the Company’s affiliates. The Plan provides for a maximum of 1,000,000 shares of common stock to be issued in the form of stock options, stock appreciation rights, restricted stock awards, performance stock or other equity-based awards. With limited exceptions, no person may be granted more than 100,000 shares in a year. A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 26, 2010 entitled “Proposal 3—Approval of the 2010 Equity Incentive Plan,” which description is incorporated by reference into this current report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 5, 2010, the matters on which the shareholders voted, in person or by proxy were:

(i)	for the election of six directors of the Company to hold office until the 2011 annual meeting of shareholders and until the successor of each has been duly elected and qualifies;

(ii)	the ratification of the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

(iii)	the consideration and approval of the 2010 Equity Incentive Plan.

The six nominees were elected, the appointment of the independent registered public accounting firm was ratified and the 2010 Equity Incentive Plan was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Michael R. Hough	18,603,981	404,048	0	12,514,237

Benjamin M. Hough	18,773,303	234,726	0	12,514,237

David W. Berson	18,769,702	238,327	0	12,514,237

Ira K. Kawaller	18,770,090	237,939	0	12,514,237

Jeffrey D. Miller	18,777,677	230,352	0	12,514,237

Thomas W. Wren	18,784,846	223,183	0	12,514,237

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,246,552	152,533	122,981	200

Approval of the 2010 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,149,350	1,663,373	195,301	12,514,242

Item 7.01	Regulation FD Disclosure.

Pursuant to a press release on May 6, 2010, the Company announced the results of the 2010 Annual Meeting of Shareholders. A copy of the press release is furnished as an exhibit to this report and is incorporated by reference herein. In addition, the Company’s presentation from the 2010 Annual Meeting of Shareholders will be available on the Company’s website at www.hatfin.com.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2010 Equity Incentive Plan

99.1	Press Release dated May 6, 2010

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

Dated: May 6, 2010	BY:	/s/ KENNETH A. STEELE
Kenneth A. Steele
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	2010 Equity Incentive Plan

99.1	Press Release dated May 6, 2010